                                                                  EXHIBIT 10.45


                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION


                               PURCHASE AGREEMENT
                                    between
                          FEDERAL EXPRESS CORPORATION
                                      and
                                POSTAL AIR, INC.




                                                        Dated: October 22, 1992

                               TABLE OF CONTENTS

RECITALS ...............................................................      1

DEFINITIONS ............................................................      2

ARTICLE 1 -- SUBJECT OF AGREEMENT

        Section 1.1     Sale of Kits by Federal to Buyer ...............      5
        Section 1.2     Installation Facility ..........................      5
        Section 1.3     Delivery of Kits ...............................      5
        Section 1.4     Condition of Aircraft at Modification ..........      5
        Section 1.5     Grant of Limited License .......................      6
        Section 1.6     Kits to Conform to STC Specifications ..........      6
        Section 1.7     Kit Delivery Schedule ..........................      6

ARTICLE 2 -- PRICE AND PAYMENT

        Section 2.1     Payment Schedule and Amount ....................      7
        Section 2.2     Late Payments ..................................      7
        Section 2.3     Federal's Termination Right ....................      7
        Section 2.4     Title ..........................................      8
        Section 2.5     Taxes ..........................................      9

ARTICLE 3 -- DELIVERY AND RISK OF LOSS

        Section 3.1     Delivery of Kits ...............................     10
        Section 3.2     Risk of Loss ...................................     10
        Section 3.3     Delivery of Manuals, Etc. ......................     10

ARTICLE 4 -- INDEMNIFICATION

        Section 4.1     Buyer's Indemnification ........................     11

ARTICLE 5 -- WARRANTY

        Section 5.1     Warranty by Federal ............................     12
        Section 5.2     Limitation of Warranty .........................     12
        Section 5.3     Assignment of Manufacturers' Warranties ........     14
        Section 5.4     Buyer's Acts or Omissions ......................     14
        Section 5.5     Exclusive Remedy ...............................     15

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ARTICLE 6 -- INSURANCE

        Section 6.1     Buyer's Insurance ..................................  16

ARTICLE 7 -- RIGHTS IN DATA

        Section 7.1     Data Rights ........................................  17
        Section 7.2     Confidentiality ....................................  17

ARTICLE 8 -- PATENT PROTECTION

        Section 8.1     Patent Indemnity ...................................  19
        Section 8.2     Limitations of Liability ...........................  19

ARTICLE 9 -- EXCUSABLE DELAY

        Section 9.1     Excusable Delay ....................................  21

ARTICLE 10 -- EVENTS OF DEFAULT

        Section 10.1     Events of Default ................................   22
        Section 10.2     Remedies .........................................   23

ARTICLE 11 -- SUPPORT SERVICES

        Section 11.1     Support Services ................................    24

ARTICLE 12 -- APPLICABLE LAW, MERGER -- NOTICES

        Section 12.1     Exclusive Agreement; Applicable Law .............    25
        Section 12.2     Notices .........................................    25
        Section 12.3     Waiver ..........................................    26
        Section 12.4     Assignment ......................................    26
        Section 12.5     Non-Disclosure ..................................    26
        Section 12.6     Transfer of Aircraft or Engines .................    27

                                    EXHIBITS

EXHIBIT A -- AIRCRAFT CONFIGURATION SPECIFICATION
EXHIBIT B -- STAGE 3 KIT SPECIFICATIONS
EXHIBIT C -- DELIVERY SCHEDULE
EXHIBIT D -- PURCHASE PRICE & PAYMENT SCHEDULE
EXHIBIT E -- DATA, MANUALS AND TECHNICAL DOCUMENTATION
EXHIBIT F -- ESCALATION FORMULA

                                      -ii-
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                               PURCHASE AGREEMENT

        This Aircraft Equipment Sales Agreement, dated as of October 22, 1992 ("Agreement"), between Federal Express Corporation, a Delaware Corporation ("Federal") and Postal Air, Inc., a Texas Corporation, ("Buyer").

                                    RECITALS

        1. Federal has developed a kit consisting of various component parts (the "Kits") suitable for installation on Boeing Model 727 aircraft to enable such aircraft to meet the Stage 3 noise standards of Part 36 of the Federal Aviation Regulations in effect as of the date of this Agreement, attached hereto as Exhibit A;

        2. Federal has obtained a Supplemental Type Certificate ("STC"), enabling Federal to license modification of such aircraft to comply with Stage 3.

        3. Buyer is the owner of certain Boeing 727 aircraft with configurations as outlined in Exhibit A attached hereto and incorporated herein (the "Aircraft") and desires to contract with Federal for the sale of the Kits, and desires to have the Aircraft modified to meet Stage 3 through the installation of the Kits by the Installation Facility, as hereinafter defined.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, Federal and Buyer agree as follows:


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                                  DEFINITIONS

        In addition to the words and terms elsewhere defined in this Agreement, the following words and terms as used in this Agreement shall have the following meanings unless some other meaning is apparent from the context in which the words and terms are used:

        Additional Work. Any repair, maintenance or modification of the Aircraft deemed necessary prior to or during the Installation of the Kit by the Installation Facility, as further described in Section 1.2 of the Agreement.

        Aircraft. Buyer's Boeing Model 727 Aircraft, individually or collectively, and including all engines, parts, components, equipment and accessories installed thereon, on which the Kits shall be installed and as specified in Exhibit A. All references to Boeing Model 727 and 727 aircraft throughout this Agreement shall specifically mean the eligible aircraft configurations identified in Exhibit A.

        Aircraft Kit(s). The Heavyweight Kit(s), Heavyweight Upgrade Kit(s) or the Lightweight Kit(s), collectively or individually.

        Configuration Specification. The specification describing the required configuration of the Aircraft, to be configured by Buyer, prior to installation of the Kits as set forth in Exhibit A of the Agreement.

        Delivery. The delivery of a Kit by Federal to Buyer.

        Delivery Date. The date of delivery of a Kit by Federal to Buyer.

        FAA. The United States Federal Aviation Administration, or any successor.

        Facility. The facility operated by the Installation Facility for performance of the modification.


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        Federal's Facility. The warehousing facility maintained or caused to be maintained by Federal.

        Heavyweight Kit. One shipset of noise reduction kit hardware, consisting of various component parts suitable for Installation on the Aircraft, for modification of an aircraft and the three Engines installed thereon, together with relevant data, manuals and documents, and meeting the requirements and specifications hereof and similar to those set forth in Exhibit B.

        Heavyweight Upgrade Kit. One shipset of noise reduction hardware, consisting of various component parts suitable for Installation on an Aircraft which has a Lightweight Kit properly installed, together with relevant data, manuals and documents, and meeting the requirements hereof and as set forth in Exhibit B.

        Installation Facility. The third party, if any, selected by Buyer in accordance with Section 1.2 hereof to perform the Installation.

        Installation. The installation by the Installation Facility of the Kit on Buyer's Aircraft in accordance with the STC Specifications.

        Kit. The shipsets of noise reduction kits consisting of various component parts suitable for installation on the Aircraft, purchased by Buyer pursuant to the terms and conditions of the Agreement.

        Kit Delivery Schedule. A schedule setting forth the Delivery Dates of the Kits, as further described in Exhibit B, as amended from time to time.

        Lightweight Kit. One shipset of noise reduction hardware, consisting of various component parts suitable for Installation on the Aircraft, for modification of an aircraft and the three Engines installed thereon, together with relevant data, manuals and documents, and meeting the requirements and specifications hereof and as set forth in Exhibit B.

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        Stage 3. The Stage 3 noise standards of the Federal Aviation
Regulations, 14 C.F.R. Part 36, as in effect on the date hereof.

        Purchase Price. The price to be paid by Buyer to Federal for the purchase of the Kits as specified in Exhibit D.

        STC. A Supplemental Type Certificate issued by the FAA.

        Specifications. The specifications for the Kit as described in Exhibit A.

                                   ARTICLE 1

                              SUBJECT OF AGREEMENT

        Section 1.1 - Sale of Kits by Federal to Buyer. Federal hereby sells to Buyer and Buyer purchases from Federal, the Kits for installation on Buyer's Aircraft, pursuant to the terms and subject to the conditions of this Agreement. Buyer agrees and represents to Federal that the Kits are being purchased for and will be installed on the Aircraft and that such Aircraft are owned by Buyer.

        Section 1.2 - Installation Facility. The Installation of the Kits shall be performed by the Installation Facility designated by Buyer, provided, however, that Buyer shall select the Installation Facility from the list of approved Installation Facilities, to be furnished by Federal as such list may be amended from time to time. Federal shall have the right, at any time and upon notification to Buyer, to designate another or a different approved Installation Facility and Buyer hereby consents to such designation.

        Section 1.3 - Delivery of Kit. The Kit Delivery shall be F.O.B. Federal's Facility.

        Section 1.4 - Condition of Aircraft at Induction. At induction of the Aircraft into the Facility, the Aircraft shall be airworthy, in operable condition and suitable for the Installations specified in Exhibit A. The Installation Facility shall perform an inspection of the Aircraft and provide Buyer's representative at the Facility, with a copy to Federal, with the results of the inspection as promptly as possible after arrival of the Aircraft at the Facility, taking into account the need for the scheduling of Kit Installation activity at the Facility. The Installation costs, including but not limited to, any cost associated with upgrading to short-track cascade thrust reversers and all costs for work necessary to put the Aircraft in the proper condition for Installation, shall be paid by Buyer. Any repair, maintenance or modification of the Aircraft deemed necessary prior to or during the Installation of the Kits and required as a prerequisite for performance of the Installation ("Additional Work") will be determined by the Installation Facility and Federal and may not be deferred or rejected by Buyer, and the charges and costs, including but not limited to the charges and costs of the Installation Facility, relating thereto shall be the obligation of Buyer and not of Federal. Federal shall have no responsibility or liability whatsoever with respect to the Installation or Additional Work performed by the Installation Facility. Buyer hereby agrees that any repair, maintenance or modification of the Aircraft prior to or during the Installation beyond those required by the STC shall be the sole responsibility of the Buyer, and Buyer hereby indemnifies and holds harmless Federal, its officers, directors, employees, agents, contractors or subcontractors against any claims from Buyer or any party claiming through Buyer or any third party, may hereafter assert with respect to such repairs, maintenance or modifications.

        Section 1.5 - Grant of Limited License. Upon Installation of the Kit, and subject to the terms and conditions of this Agreement, Federal will grant to Buyer, and Buyer will accept the grant of a paid-up, non-exclusive, limited license to use the STC on the modified Aircraft.

        Section 1.6 - Kits to Conform to STC Specifications. Subject to proper Installation, Federal warrants that the Kits shall conform to the Specifications, as described in Exhibit A, and the Aircraft will comply with Stage 3 at the specified weights stated in the Specifications without operational degradation.

        Section 1.7 - Kit Delivery Schedule. Upon execution of this Agreement and payment by Buyer of the portion of the Purchase Price stated herein, Federal shall assign and reserve for Buyer a position for each of Buyer's Kits on the Kit Delivery Schedule maintained by Federal for Kit deliveries as specified in Exhibit B.


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
                                   ARTICLE 2

                               PRICE AND PAYMENT

        Section 2.1 - Payment Schedule and Amount. In consideration for the sale of the Kits, and granting of the limited license, Buyer agrees to pay Federal the amount per Kit (the "Purchase Price") and at the times set forth in Exhibit D, which amounts shall be paid in full, unless Federal has failed to perform its obligations under this Agreement or this Agreement shall have been terminated as to such Kits pursuant to Section 2.3. The Purchase Price is subject to adjustment by Federal at any time to reflect any changes in the Purchase Price due to taxes or any changes required pursuant to any law or governmental regulation or requirement or interpretation thereof established by any governmental agency in order for Federal to be able to maintain the STC. All payments to be made hereunder shall be made in United States currency, and in immediately available funds in accordance with the Payment Schedule set forth in Exhibit D. Federal shall have no obligation to deliver the Kits until Buyer has made all payments required under this Agreement.

        Section 2.2 - Late Payments. If any payments due under this Agreement from Buyer are not paid when due, the Buyer shall pay interest on such overdue amounts at the rate of eighteen percent (18%) per annum or the highest legal rate under applicable law, whichever is lower. Federal shall not be obligated to perform any future obligation under this Agreement unless Buyer shall have paid in full the Purchase Price and all other amounts due and owing to Federal under this Agreement.

        Section 2.3 - Federal's Termination Right. (a) In addition to the remedies set forth in Article 10, if Buyer fails to make any payment under this Agreement


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within ten (10) days of the date that such payment is due, Federal, may, in its sole discretion, terminate this Agreement upon five (5) days written notice to Buyer. Upon such termination, Federal shall be entitled to retain any monies, including any deposits paid by Buyer pursuant to this Agreement, and shall further be entitled to compensation for the value of all materials purchased and any services performed pursuant to this Agreement, and any other damages available to Federal under applicable laws. Upon such termination by Federal neither party shall have any further obligations one to the other with respect to any undelivered Kits except that the rights and obligations of the parties under Section 2.4 and Articles 4 and 7 shall survive such termination.

        (b) If Buyer fails to make timely payments according to the Payment Schedule stated in Exhibit D, Federal shall, in addition to the remedies set forth in Section 2.3(a) above and Section 10, be entitled, at its sole option, to reassign Buyer's Delivery Date and notify Buyer of such reassignment and advise Buyer of the next available Delivery Date. If Federal elects to reassign Buyer's Delivery Date as described above, Federal shall have the right to require Buyer to pay to Federal a penalty fee of $50,000.00 per rescheduled Kit, plus any increase in the Purchase Price if such reassigned Delivery Date occurs during a period in which Federal's standard purchase price for the sale of the Kits is higher than the Purchase Price set forth in this Agreement.

        Section 2.4 - Title. Title to the Kits shall not pass to Buyer (or any other party) until Buyer has made all payments required by it under this Agreement with respect to the Kits. Federal shall retain a purchase money security interest in the Kits until full payment therefor is made. This Agreement shall serve, for purposes of perfecting Federal's purchase money security interest in the Kits, as a Security Agreement, and Federal as Buyer's agent and attorney-in-fact, may file this

Agreement with such governmental entitles as Federal deems advisable in order to perfect its security interest in the Kits. Buyer agrees to execute any and all documents as may be necessary to perfect the security interest granted pursuant to this section. In no event shall Buyer have, obtain or assert any right, title or interest in the STC except as specified in this Agreement.

        Section 2.5 - Taxes. (a) The Purchase Price does not include, and Buyer shall be liable for, all property, sales, use, excise or any other similar taxes and customs or other duties which may be applicable to this Agreement, the sales of Kits, the Installation, and the limited license of the STC under this Agreement (the "Taxes"), other than taxes on or measured by Federal's net income. Buyer shall promptly remit to Federal and shall indemnify, defend and hold Federal, its officers, employees and directors, harmless from and against all such Taxes, customs or other duties and all interest and any penalties assessed in connection with such Taxes, customs or other duties.

        (b) The provisions of this Section 2.5 shall survive the completion of the transactions contemplated by this Agreement or its earlier cancellation or termination, and if any such Taxes, duties, interest or penalties are at any time levied against or sought from Federal, Buyer shall promptly reimburse Federal in full with respect to any such levy.

                                   ARTICLE 3

                           DELIVERY AND RISK OF LOSS

        Section 3.1 - Delivery of Kits. The Delivery shall be performed in accordance with the Kit Delivery Schedule described in Exhibit C, F.O.B. Federal's Facility.

        Section 3.2 - Risk of Loss. Risk of loss and damage to or destruction of the Kit shall transfer from Federal to Buyer upon Delivery of the Kits at Federal's Facility.

        Section 3.3 - Delivery of Manuals, Etc. Federal shall deliver to Buyer, in accordance with the Kit Delivery Schedule, such data, manuals and other documents as set forth in Exhibit E.


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

                                   ARTICLE 4

                                INDEMNIFICATION

        Section 4.1 - Buyer's Indemnification. (a) EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR MALICIOUS ACTS OF THE PARTIES INDEMNIFIED IN THIS SECTION, BUYER SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS, FEDERAL, ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, AND ITS VENDORS, CONTRACTORS, SUBCONTRACTORS, CONSULTANTS AND MATERIALMEN FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES OF ANY KIND WHATSOEVER FOR (1) BODILY INJURIES TO OR DEATHS OF PERSONS, AND (2) LOSS OR DAMAGE TO, OR LOSS OF USE OF PROPERTY, INCLUDING THE BUYER'S AIRCRAFT, WHETHER OR NOT CAUSED BY OR ARISING IN TORT OR OCCASSIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF FEDERAL, ITS OFFICERS, DIRECTORS, AGENTS, AND EMPLOYEES OR OF ITS VENDORS, CONTRACTORS, SUBCONTRACTORS, CONSULTANTS OR MATERIALMEN. BUYER SPECIFICALLY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS FEDERAL, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ITS VENDORS, CONTRACTORS, SUBCONTRACTORS, CONSULTANTS AND MATERIALMEN FROM AND AGAINST ANY CLAIM ARISING FROM OR RELATED TO THE NOISE CREATED BY THE OPERATION OF AIRCRAFT UPON WHICH THE KIT IS INSTALLED.

        (b) If any claim for damages, losses, costs and expenses is made or suit is brought against any indemnified party, the liability for which has been expressly assumed by Buyer, the party against whom such claim is so made or suit is so brought shall promptly notify Buyer, and Buyer shall have the right to assume and conduct the defense thereof or to effect any settlement which it, in its opinion, deems proper.


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
                                   ARTICLE 5

                                    WARRANTY

        Section 5.1 - Warranty by Federal. (a) Subject to the limitations and conditions set forth in Section 5.2 below and the proper Installation of the Kits for which Federal takes no responsibility, Federal warrants to Buyer that the Kits, at the time of Delivery of a Kit to Buyer, shall conform to the Specifications and shall be free from defects arising from failure to conform to the Specifications. The foregoing warranty shall not apply to accessories, equipment or parts which are not manufactured by Federal.

        (b) To obtain the benefit of the warranty provision above, non-conformity to the Specification and defects arising from such failure to conform to the Specification must become apparent within twenty four (24) months from Delivery by Federal to Buyer of the Kits or four thousand (4000) flight hours, from Installation by Buyer of the Kits as to which a warranty claim is made by Buyer, whichever shall occur first (the "Warranty Period"), failing which the above warranty shall expire and be of no force and effect.

        Section 5.2 - Limitation of Warranty. (a) Federal's liability under this Article 5 is limited to the repair of defects or to the repair or replacement of articles or components (with a similar article or component free from such defect) of any portions of the Kits which are defective. Any repair or replacement shall not extend the Warranty Period beyond the period still remaining on the original articles or components and any article or component so replaced shall become the property of Federal. In addition, Federal reserves the right to make changes in the design of parts, equipment and accessories being replaced or repaired and to provide improvements without incurring any obligation to retrofit the same or similar changes or improvements on other Kits of Buyer previously delivered under this Agreement.

        (b) Federal shall, as to each defect referred to above, be relieved of all obligation and liability if:

        (i) The Kit, or the Aircraft upon which it is installed, has been operated in a manner not specifically approved under the STC, unless Buyer establishes to the reasonable satisfaction of Federal that such operation was not a cause of or contribute to the defect;

        (ii) The Aircraft upon which a Kit has been installed has not been operated or maintained in accordance with the manuals of instructions, data or other documentation furnished under
                Section 3.3, unless Buyer establishes to the reasonable satisfaction of Federal that such operation or maintenance, as the case may be, was not a cause of the defect;

        (iii) The Aircraft upon which a Kit has been installed shall have been operated in a way not consistent with customary airline use or Buyer's normal operations, unless Buyer establishes to the reasonable satisfaction of Federal that such operation was not the cause of or contribute to the defect;

        (iv) The Kit shall have been altered, repaired or modified without Federal's approval, unless Buyer establishes to the reasonable satisfaction of Federal that such alteration, repair, modification or operation was not a cause of or contribute to the defect.

        (v) Buyer does not (A) notify Federal within fifteen (15) days following such defect becoming apparent to Buyer; and (B) return the defective accessory, part or equipment to the location directed by Federal (or, if such return is not feasible and Federal so agrees in advance in writing, to Buyer's base repair shop or other appropriate facility) within thirty (30) days of such defect becoming apparent; or

        (vi) Buyer does not submit reasonable proof to Federal within fifteen (15) days after the defect becomes apparent that the defect is due to a matter covered by Federal's warranty under this Article 5.

        (c) Federal shall approve or disapprove Buyer's substantiation of its warranty claim in writing within sixty (60) days of the receipt thereof. In the


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
negotiation of the Purchase Price, the parties considered the limitations on, and the exceptions to, the liability contained in this Article 5 and the Purchase Price was based, in part, upon such limitations and exceptions.

        (d) Normal wear and tear and the need for regular overhaul shall not constitute a defect or failure under this Article 5.

        (e) No warranty is given with respect to any equipment, accessory or part which is not proprietary to Federal; however, Federal shall, pursuant to Section 5.3, endeavor to obtain warranties from its vendors with respect to such nonproprietary items which warranties shall either run to Buyer specifically or be assignable to Buyer.

        Section 5.3 - Assignment of Manufacturers' Warranties. Upon delivery to Buyer of any Kits, Federal shall assign to Buyer all of Federal's rights under any warranty (express or implied), service policy or product agreement of the manufacturer or of any maintenance and overhaul agencies of any accessories, equipment and parts incorporated in or a part of such Kits, or of any subcontractor or supplier or vendor thereof, to the extent that such rights are assignable and relate to such accessories, equipment and parts. Upon the reasonable request of Buyer, Federal shall give notice to any such manufacturers and maintenance and overhaul agencies of the assignment of such warranty to Buyer.

        Section 5.4 - Buyer's Acts or Omissions. Federal shall have no liability whatsoever for any damages or claims of any nature arising in any manner out of or from the acts or omissions of Buyer, Installation Facility or any third party providing directly or indirectly services to Buyer, including but not limited to the installation of any Kit on any aircraft or engine. Buyer agrees to indemnify, defend and hold harmless Federal, its directors, officers and employees from any and all liabilities, damages, losses, expenses, demands, claims, suits or judgments, including reasonable attorneys' fees and expenses in any manner arising out of such acts or omissions of Buyer, Installation Facility or any third party providing directly or indirectly services to Buyer.

        Section 5.5 - Exclusive Remedy. THE WARRANTIES PROVIDED IN THIS ARTICLE 5 AND THE OBLIGATIONS AND LIABILITIES OF FEDERAL HEREUNDER ARE EXCLUSIVE AND IN LIEU OF, AND BUYER HEREBY WAIVES, ALL OTHER REMEDIES, WARRANTIES, GUARANTIES
OR LIABILITIES, EXPRESS OR IMPLIED, WITH RESPECT TO FEDERAL, ITS OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES, CONTRACTORS, VENDORS AND ITS SUBCONTRACTORS, CONSULTANTS AND MATERIALMEN, ARISING BY LAW OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY OBLIGATION OR LIABILITY OF FEDERAL AND SUCH OTHER PERSONS AND ENTITIES ARISING FROM NEGLIGENCE OR WITH RESPECT TO FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, LOSS OF USE, REVENUE OR PROFIT OR FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. BUYER HEREBY RELEASES AND HOLDS HARMLESS, INDEMNIFIES AND DEFENDS FEDERAL AND SUCH OTHER PERSONS AND ENTITIES, WITH COUNSEL ACCEPTABLE TO FEDERAL FROM AND AGAINST ANY AND ALL CLAIMS ARISING IN ANY MANNER OUT OF OR IN CONNECTION WITH THIS AGREEMENT. THIS WARRANTY SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY FEDERAL AND BUYER.


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                                                       BLACKED-OUT TEXT OMITTED
                                                         AND SEPARATELY FILED
                                                       WITH THE SECURITIES AND
                                                         EXCHANGE COMMISSION

                                   ARTICLE 6

                                   INSURANCE

        Section 6.1 - Buyer's Insurance. Buyer shall at all times from the date of delivery of the first Kit hereunder, at Buyer's own expense, carry and maintain in effect with respect to the Aircraft upon which a Kit is installed all-risk aircraft hull, third-party public liability and property damage insurance covering the liability assumed by Buyer under this Agreement. Such coverage shall be in an amount (i) as to aircraft hull insurance, at the values set by Buyer under its insurance policy, and (ii) as to third-party public liability and property damage insurance, [BLACKOUT] combined single limit. Additionally, such hull insurance shall contain a waiver of subrogation provision in favor of Federal, its officers, directors, agents and employees, and Federal's vendors, subcontractors, consultants and materialmen, and such public liability and property damage insurance shall name Federal, its officers, agents and employees and Federal's vendors, subcontractors, consultants and materialmen as additional named insureds.

                                   ARTICLE 7

                                 RIGHTS IN DATA

        Section 7.1 - Data Rights. All designs, drawings, specifications, reports, computer software, photographs, instruction manuals, and other technical information and data (the "Data") of Federal relating to the Kits or the STC shall be deemed as confidential information to Federal and all proprietary rights and interest in the subject matter thereof shall be and remain the exclusive property of Federal. Buyer agrees that it will not use or disclose any of Federal's Data for the manufacture or procurement of articles which are the subject of this Agreement or any similar articles or cause said articles to be manufactured by or procured from any other source, or reproduce said Data and information or otherwise appropriate them without the written authorization of Federal unless such rights are specifically authorized in this agreement or in the data provided in Article 3.

        Section 7.2 - Confidentiality. a) Buyer agrees that it will not disclose or make available to any third party the details of this Agreement, any of Federal's Data or other information pertaining to the Kits or the STC obtained by Buyer from Federal without obtaining Federal's prior written consent of unless such authorization is specifically authorized in this Agreement or in the data provided in Article 3.

        (b) Buyer acknowledges that any use or disclosure of any Data other than for the sole benefit of Federal will be wrongful and will cause irreparable injury to Federal and, therefore, agrees to hold such Data in strictest confidence and not to make use of it other than for the benefit of Federal.

        (c) Buyer agrees that in the event of any violation or threatened violation of this Section 7.2, Federal shall be entitled to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief as well as an equitable accounting of all profits or benefits arising from such violation, which rights and remedies shall be cumulative and in addition to any other rights or remedies at law or in equity to which Federal may be entitled.


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
                                   ARTICLE 8

                               PATENT PROTECTION

        Section 8.1 - Patent Indemnity. Federal hereby agrees to indemnify, protect and hold harmless Buyer from and against all claims, demands, proceedings, suits and actions and all liabilities, expenses and costs (excluding any consequential damages, costs, expenses, liabilities and loss of profits resulting from loss of use, but including costs of replacing the infringing item or of otherwise curing any infringement on account of which use of an Aircraft by Buyer is prevented) in case of any actual or alleged infringement of any United States patent or any patent issued under the laws of any other country into or out of which Buyer is from time to time lawfully operating the Aircraft, provided such country is a signatory to Article 27 of the convention on Civil Aviation signed by the United States at Chicago on December 7, 1944 provided, however, that the foregoing agreement by Federal to indemnify, protect and save harmless Buyer shall not apply to accessories, equipment or parts which are not manufactured by Federal or pursuant to Federal's detailed design or which are manufactured by or which are incorporated in the Aircraft at Buyer's request in place of or in addition to those proposed by Federal, or which were furnished by Buyer.

        Section 8.2 - Limitations of Liability. (a) Federal's liability under this Article 8 is conditioned upon commencement of suit against Buyer or Buyer's receipt of written charge of such infringement, and upon written notice by Buyer to Federal within ten (10) days after the receipt by Buyer of notice of the institution of such suit after its receipt of such charge. Federal shall have the option at any time to conduct negotiations with the party or parties charging infringement, to intervene in any suit commenced, and to assume, conduct or control the defense thereof.

        (b) Federal's liability under this Article 8 is further conditioned upon Buyer promptly furnishing to Federal all data, papers, records and other assistance or defense against any such claim or suit for infringement; and (except as to amounts payable under a judgment) upon Federal's prior written approval of Buyer's payment or assumption of any expenses, damages, costs or royalties for Federal is asked to respond pursuant hereto.

        (c) The patent indemnity obligations above are in lieu of all other patent indemnities whatsoever, whether oral, written, express or implied.

                                   ARTICLE 9

                                EXCUSABLE DELAY

        Section 9.1 - Excusable Delay. (a) Neither Federal nor Buyer shall be liable for nor be deemed to be in default on account of delays in the performance of this Agreement due to causes not reasonably within their respective control, including, but not limited to, civil war, insurrections, strikes, riots, fires, floods, explosions, earthquakes, serious accidents, acts of government, governmental priorities, allocation or orders affecting materials, facilities, acts of God, acts of terrorism or sabotage, failure of transportation systems, epidemics, quarantine restrictions or labor troubles or other events causing cessation, slow-down or interruption of work, failures or delays of vendors, contractors, subcontractors or materialmen to perform their contracts, or due to any other cause reasonably beyond the control of, respectively, Federal or Buyer ("Excusable Delay").

        (b) Either Federal or Buyer shall have the absolute right, upon thirty (30) days written notice to the other party, to terminate this Agreement as to any Kits then undelivered without liability if an Excusable Delay covered by this Article 9 continues for more than one hundred eighty (180) consecutive days, inclusive of such thirty (30) day notice period.

        (c) If an Excusable Delay causes a delay in the Kit Delivery Schedule, the parties shall negotiate in good faith a revised schedule, as may be applicable, mutually acceptable to both parties.

                                   ARTICLE 10

                              DEFAULT AND REMEDIES

        Section 10.1. Events of Default. The occurrence of one or more of the following events of default (the "Events of Default") shall entitle the non-defaulting party to exercise those rights and remedies in Section 10.2:

        (i) If either party shall fail in the performance of any of the obligations contained in this Agreement, which failure shall continue uncured for a period of five (5) business days following written notice from the other party, unless the defaulting party provides to the other adequate assurance of its ability to cure such failure within a commercially reasonable time, and thereafter so cures;

        (ii) If either party shall file a voluntary petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent or shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statutes, law or regulation of the United States or shall seek or consent to or acquiesce in the appointment of any trustee, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

        (iii) If a petition shall be filed against either party seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statute, law or regulation of the United States and shall remain undismissed or unstayed for an aggregate of ninety (90) days (whether or not consecutive), or if any trustee, receiver or liquidator of either party is appointed, which appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive); or

        (iv) If any representation or warranty made by any party herein or made in any statement or certificate furnished or required hereunder, or in connection with the execution and delivery of this Agreement proves untrue in any material respect as of the date of the issuance or making thereof.

        Section 10.2. Remedies. (a) Upon the occurrence of an Event of Default by Buyer, Federal shall be entitled to:

                (i) terminate this Agreement with respect to any one or more Kits scheduled to be delivered;

                (ii)    terminate this Agreement in its entirety;

                (iii)   reschedule the Kit Delivery Schedule;

                (iv)    retain possession of the Kit;

                (v) retain the deposits and progress payments as liquidated damages;

                (vi) pursue all other remedies available at law or in equity in addition to those set forth in this Agreement, which remedies shall be cumulative and not exclusive.

        (b) Upon the occurrence of an Event of Default by Federal, Buyer shall have the right to pursue all other remedies available at law or in equity in addition to those set forth in this Agreement, which remedies shall be cumulative and not exclusive.

                                   ARTICLE 11

                           TOOLING: SUPPORT SERVICES

     Section 11.1 -- Support Services. (a) Federal will provide, at no additional charge to Buyer, the services of an engineer experienced in Kit Installation for up to ten business days to advise and assist Buyer's Installation Facility with the initial Installation of an Aircraft Kit.

     (b) Federal will maintain trained technical staff available to provide consulting, technical, operational or trouble shooting services with respect to the Kits.

     (c) Buyer may submit a request for such services to FEASI Aviation Products, 2600 Nonconnah Blvd., Suite 132, Memphis, Tennessee, 38132; Telephone:
(901) 922-6891, FAX: (901) 922-6872, Telex: 822101, SITA: MEMWZFM or to such other contact as Federal may specify by Notice to Buyer. Off hours and weekend A.O.G. and Technical Support can be obtained by calling "Sky Pager" 1-800-759-7243, Pin #52916, or to such other contact as Federal may specify by notice to Buyer. A written request signed by appropriate management must be submitted prior to initiation of the requested services.

     (d) Services performed under this Section are available at no charge to Buyer during the first three years following Installation. However, if such services require FEASI or vendor personnel to perform services away from their principal place of business in excess of five (5) days per request, Federal reserves the right to be reimbursed for all or part of its actual reasonable expenses of each occurrence of services so provided.

                                   ARTICLE 12

                             APPLICABLE LAW, NOTICES

     Section 12.1 -- Exclusive Agreement: Applicable Law. This Agreement and its Exhibits are the complete, exclusive and entire agreement between the parties with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, U.S.A. and in executing this Agreement, the parties hereby submit to the jurisdiction of the courts of the State of Tennessee and agree to Shelby County as the appropriate venue for any claim or action brought under or arising from this Agreement. This Agreement, and any term or condition hereof, shall not be varied, contradicted, explained or supplemented by an oral agreement or representation, by course of dealing or performance or by usage of trade, nor amended or changed in any other manner except by an instrument in writing, executed by both Federal and Buyer. Federal and Buyer agree that at the time of execution hereof there are no other agreements, understandings, conditions, warranties, guaranties or representations, oral or written, express or implied, with respect to the subject matter of this Agreement that are not hereby merged or superseded.

     Section 12.2 -- Notices. Except as otherwise expressly provided in this Agreement, all notices required or authorized shall be given in writing either by personal delivery, by registered or certified mail or by Federal Express Service, and the date on which any such notice is received by the addressee shall be deemed to be the effective date of such notice. Notices to Federal and Buyer shall be addressed as noted below, or to such other person or such other address as a party may designate from time to time:

If to Buyer:                       Postal Air, Inc.
                                   2967 N. Air Field Drive
                                   DFW Airport, TX 75261
                                   Attn.: Mr. Jim Reeves

If to Federal:                     Federal Express Corporation
                                   Attn.: Vice President,
                                   Fleet Development & Acquisitions
                                   2005 Corporate Ave.
                                   Memphis, TN 38132
                                   FAX: 901-395-3828

With a copy to:                    FEASI Aviation Products
                                   Attn.: Managing Director
                                   2600 Nonconnah Blvd., Suite 132
                                   Memphis, TN 38132
                                   FAX: 901-922-6872

     Section 12.3 - Waiver. The failure of either party to enforce at anytime any of the provisions of this Agreement, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions, nor in any way to effect the validity of this Agreement or any part thereof, or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement to this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

     Section 12.4 - Assignment. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns, but neither the rights nor the duties of either party under this Agreement may be assigned, in whole or part, by either party without the prior written consent of the other party.

     Section 12.5 - Non-Disclosure. Neither party hereto shall disclose the price, payment or other terms of this Agreement or any agreement supplementing or amending it, to third parties without the prior written consent of the other party; provided, however, that either party may disclose this Agreement to the extent required by law.

     Section 12.6 - Transfer of Aircraft or Engines. Buyer may not resell or lease any uninstalled Kits without Federal's prior written permission. Buyer may sell, assign or transfer to any party an Aircraft or Engine upon which a Kit is properly Installed at any time. The data, manuals and drawings provided with the Kits by Federal may also be assigned upon obtaining execution of a non-disclosure agreement reasonably satisfactory to Federal.

     IN WITNESS WHEREOF, the parties have signed this Agreement on the date first above written.

    APPROVED                              FEDERAL EXPRESS CORPORATION
AS TO LEGAL FORM
 CSB  10/22/92                            By: /s/ JAMES R. PARKER
- ----------------                          --------------------------------------
  LEGAL DEPT.
                                          Name: James R. Parker
                                          --------------------------------------

                                          Title: Vice President
                                          --------------------------------------
                                                         ("Federal")

                                          POSTAL AIR, INC.

                                          By: /s/ TILMON J. REEVES
                                          --------------------------------------

                                          Name: Tilmon J. Reeves
                                          --------------------------------------

                                          Title: Vice President
                                          --------------------------------------
                                                          ("Buyer")

                                   Exhibit A

                                to that certain

                               Purchase Agreement

                                    between

                          Federal Express Corporation
                                  ("Federal")

                                      and

                           Postal Air, Inc. ("Buyer")

                             Dated October 22, 1992
          ------------------------------------------------------------

                          CONFIGURATION SPECIFICATION

                 I.  FOR BOEING 727-100 SERIES LIGHTWEIGHT KIT

1. Airframe. Buyer is responsible for ensuring that the Aircraft described in Exhibit C is a Boeing 727-100 airframe equipped with Pratt & Whitney JT8D-7 or -9 model Engines in serviceable condition under the Operator's F.A.A.-approved maintenance manual, and is certified for operation at maximum takeoff weights equal to the desired Stage 3 operating weight.

2.   Engine, Nacelle, Pylon & Thrust Reverser.

     A. Service Bulletins. The following manufacturer's service bulletins (S.B.s) must be accomplished on the aircraft by Buyer at Buyer's expense prior to or concurrent with the Installation:

    P&W S.B. 4127                              Incorporation of Double Wall Noise
                                               Attenuation Treatment

    P&W S.B. 5465                              Incorporation of Improved No. 4 1/2 and 6
                                               Bearing Outer Internal Oil Tube

    Boeing S.B. 78-82                          Cascade Vane Configuration

    Boeing S.B. 78-84 and 78-86                (for thrust reversers equipped with long
                                               track actuators; alternatively,
                                               installation of track cover P/N
                                               23-1110-55 must be accomplished)
    Chin-duct mounted CSD oil cooler
    installation (-7 engines only).

    P&W A.S.B. 5841                            Improved first stage fan blade retaining
                                               plate (-9, -9A, -15 & 15A) engines only.

    P&W S.B. 6072                             Re-angled Mid span shroud (-15A only)

     B. Parts. Buyer's Aircraft shall be equipped with the following parts prior to or concurrent with Kit Installation:

        Forward cone bolt #10-60517-39 or -53 for Elastomer type mounts or #10-60517-47 or -51 for Metal-L-Flex type mounts.

        Aft cone bolt #10-60517-46 or -54 for Elastomer type mounts or #10-60517-12 or -52 for Metal-L-Flex type mounts.

3. Parts to be Conveyed to Federal Following Installation.

   The following parts removed from the modified Engines will be conveyed to Federal in servicable condition at Buyer's expense condition within 30 days of Kit delivery:

    PART NUMBER                  DESCRIPTION                  QUANTITY
    ---------------------------  ---------------------------  ---------------------------
    65-37963-xx                  Tailpipe Assy.               1 per Engine
         or
    65-27846-xx
         or
    65-57862-xx
         or
    24-1050-3, -5

    23-1020-1, -11               Vane Assy, Cascade           2 per Engine
         or
    65-88232-xx

    65-27811-xx                  Shroud Assy, Fwd             1 per Engine
         or
    22-80-xx

    23-1110-1                    Cover, Track                 2 per Engine
         or
    65-37912-xx
         or
    65-37839-xx

    750601 (typ -9)              C-1 Fan Blades               27 per Engine
         or
    792101 (typ -7)              C-1 Fan Blades               30 per Engine

    65-19685-xx                  Boeing Inlet                 2 per Aircraft

    61-20194-xx                  Wiring Harness               3 per Aircraft

                 II.  FOR BOEING 727-200 SERIES LIGHTWEIGHT KIT

     1. Airframe. Buyer is responsible for ensuring that the Aircraft described in Exhibit C are Boeing 727-200 airframes equipped with Pratt & Whitney JT8D-7 or -9 model Engines in serviceable condition under the Operator's F.A.A.-approved maintenance manual, and are certified for operation at respective maximum takeoff and landing weights of up to 177,600 lbs. and 154,500 lbs. for -7 powered aircraft, or up to 169,500 lbs. and 154,500 lbs. for -9 powered aircraft.

     2. Engine, Nacelle, Pylon & Thrust Reverser.

          A. Service Bulletins. The following manufacturer's service bulletins (S.B.s) must be accomplished on the aircraft by Buyer at Buyer's expense prior to or concurrent with the Installation:

        P&W S. B. 4127                          Incorporation of Double Wall Noise
                                                Attenuation Treatment

        P&W S. B. 5465                          Incorporation of Improved No. 4 1/2
                                                and 6 Bearing Outer Internal Oil
                                                Tube

        Boeing S. B. 78-82                      Cascade Vane Configuration

        Boeing S. B. 78-84 and 78-86            (for thrust reversers equipped with
                                                long track actuators; alternatively,
                                                installation of track cover P/N
                                                23-1110-55 must be accomplished)

        Chin-duct mounted CSD oil cooler
          installation (-7 engines only).

        P&W A. S. B. 5841                       Improved first stage fan blade
                                                retaining plate (-9, -9A, -15 & 15A)
                                                engines only.

        P&W S. B. 6072                          Re-angled Mid span shroud (-15A
                                                only)

          B. Parts. Buyer's Aircraft shall be equipped with the following parts prior to or concurrent with Kit Installation:

           Forward cone bolt #10-60517-39 or -53 for Elastomer type mounts or #10-60517-47 or -51 for Metal-L-Flex type mounts.

           Aft cone bolt #10-60517-46 or -54 for Elastomer type mounts or #10-60517-12 or -52 for Metal-L-Flex type mounts.

3. Parts to be Conveyed to Federal Following Installation.

     The following parts removed from the modified Engines will be conveyed to Federal in serviceable condition at Buyer's expense condition within 30 days of Kit delivery:

            PART NUMBER                  DESCRIPTION                   QUANTITY
    ---------------------------  ---------------------------  ---------------------------
    65-37963-xx                  Tailpipe Assy                 1 per Engine
         or
    65-27846-xx
         or
    65-57862-xx
         or
    24-1050-3, -5
    23-1020-1, -11               Vane Assy, Cascade            2 per Engine
         or
    65-88232-xx
    65-27811-xx                  Shroud Assy, Fwd              1 per Engine
         or
    22-80-xx
    23-1110-1                    Cover, Track                  2 per Engine
         or
    65-37912-xx
         or
    65-37839-xx
    750801 (typ -9)              C-1 Fan Blades               27 per Engine
         or
    792101 (typ -7)              C-1 Fan Blades               30 per Engine
    65-19685-xx                  Boeing Inlet                  2 per Aircraft
    61-20194-xx                  Wiring Harness                3 per Aircraft

                III.  FOR BOEING 727-200 SERIES HEAVYWEIGHT KIT

1. Airframe. Buyer is responsible for ensuring that the Aircraft described in Exhibit C is a Boeing 727-200 airframe equipped with Pratt & Whitney JT8D-9, -9A, -15, -15A, 17 or -17A model Engines in serviceable condition under the Operator's F.A.A.-approved maintenance manual, and certified with maximum takeoff weights and landing weights equivalent to the State 3 maximum takeoff and landing weights as may be desired, and as are offered by Federal.

2. Engine, Nacelle, Pylon & Thrust Reverser.

     A. Service Bulletins. The following manufacturer's service bulletins (S.B.s) must be accomplished on the Aircraft by Buyer at Buyer's expense prior to or concurrent with Kit installation:

P&W S.B. 2141        #1 Oil Damped Bearing

P&W S.B. 5532        Oil Cooler Outlet Fuel Tube

P&W A.S.B. 5841      Improved first Stage Blade Retaining Plate (-9, -9A, -15, -15A,
                     -17 & -17A Engines only)

P&W S.B. 6072        Re-Angled Midspan Shroud (-15A & -17A Engines only)

P&W S.B. 4127        Incorporation of Double Wall Noise Attenuation Treatment

P&W S.B. 5465        Incorporation of Improved No. 4 1/2 and 6 Bearing Outer Internal
                     Oil Tube

Boeing S.B. 78-82    Cascade Vane Configuration

Boeing S.B. 78-84    (for thrust reversers equipped with long track actuators;
  and 78-86          alternatively, installation of track cover P/N 23-1110-55 must be accomplished)

     B. Parts. Buyer's Aircraft shall be equipped with the following parts prior to or concurrent with Kit Installation:

        Elastomer-type forward and aft engine mounts if not already installed on aircraft.

        Forward cone bolt #10-60517-53 for Elastomer type engine mounts.

        Aft cone bolt #10-60517-54 for Elastomer type engine mounts.

3. Parts to be Conveyed to Federal Following Installation.

     The following parts removed from the modified Engines will be conveyed to Federal at Buyer's expense in serviceable condition within 30 days of Kit delivery:

   PART NUMBER           DESCRIPTION            QUANTITY
- -----------------    --------------------    ---------------
24-1050-9            Tailpipe Assy           1 per Engine
     or
65-57862-xx

   PART NUMBER           DESCRIPTION            QUANTITY
- -----------------    --------------------    ---------------
750801 (typical)     C-1 Fan Blades          27 per Engine
     or
790831

23-1020-1, -11       Vane Assy, Cascade       2 per Engine
     or
65-88232-xx

65-27811-xx          Shroud Assy, Fwd         1 per Engine
     or
22-80-xx

23-1110-1            Cover, Track             2 per Engine
     or
65-37912-xx
     or
65-37839-xx

61-20194-xx          Thrust Reverser          3 per Aircraft
                     Wiring Harness

65-37985-9           Actuator Fairing         3 per Aircraft
                     Assembly

65-25397-147         Body Fin Fairing         1 per Aircraft
                     Assembly

TBD                  Mach Airspeed            2 per Aircraft
                     Indicator

                                   EXHIBIT B

                                to that certain

                               Purchase Agreement

                                    between

                          Federal Express Corporation
                                  ("Federal")

                                      and

                           Postal Air, Inc. ("Buyer")

                             Dated October 22, 1992
          ------------------------------------------------------------

                  I.  B727-100 LIGHTWEIGHT KIT SPECIFICATIONS

1. Major Components. (a) Each Aircraft Kit consists of the following major components:

      DESCRIPTION             PART NUMBERS      QUANTITY
- ------------------------    ----------------    --------
Center Mixer Kit            807896                  1
Pod Mixer Kit               807895                  2
Thrust Reverser Kit         33-1000-21              3
Airframe/Pylon Kit          B27-54-003              1
Acoustical Inlet, Left      727-22000-xxx           1
Acoustical Inlet, Right     727-22000-xxx           1
C-1 Fan Blades              845601 (-9 typ)        81
                                 or
                            844201 (-7 typ)

2. Stage 3 Compliance. Each Aircraft Kit, after Installation on an Aircraft meeting the Configuration Specification, will permit such Aircraft to comply with Stage 3 when operated at -7 or -9 thrust.

3. Performance. The Aircraft described in Exhibit C, with an aircraft Kit properly installed, will not suffer a reduction in operating performance as a result of the Installation of such aircraft Kit with regard to thrust, N1 and N2 rotor speeds or exhaust gas temperature.

                  II.  B727-200 LIGHTWEIGHT KIT SPECIFICATIONS

1. Major Components. (a) Each Aircraft Kit consists of the following major components:

      DESCRIPTION             PART NUMBERS      QUANTITY
- ------------------------    ----------------    --------
Center Mixer Kit            807896                  1
Pod Mixer Kit               807895                  2
Thrust Reverser Kit         33-1000-21              3
Airframe/Pylon Kit          B27-54-003              1
Acoustical Inlet, Left      727-11000-xxx           1
Acoustical Inlet, Right     727-10000-xxx           1
C-1 Fan Blades              845601 (-9 typ)        81
                                  or
                            844201 (-7 typ)

2. Stage 3 Compliance. Each Aircraft Kit, after Installation on an Aircraft meeting the Configuration Specification, will permit such Aircraft to comply with Stage 3 when operated at -7 thrust at a maximum takeoff weight of up to 177,600 lbs. and a maximum landing weight of up to 154,500 lbs., or when operated at -9 thrust and a maximum takeoff weight of up to 169,500 lbs. and a maximum landing weight of up to 154,500 lbs.

3. Performance. The Aircraft described in Exhibit C, with an aircraft Kit properly installed, will not suffer a reduction in operating performance as a result of the Installation of such Aircraft Kit with regard to thrust, N1 and N2 rotor speeds or exhaust gas temperature.

                      III.  HEAVYWEIGHT KIT SPECIFICATIONS

1. Major Components. (a) Each Heavyweight Kit consists of the following major components:

         DESCRIPTION               PART NUMBERS       QUANTITY
- -----------------------------    -----------------    --------
Center Mixer Kit                 807896-002               1
Pod Mixer Kit                    807895                   2
Thrust Reverser Kit              33-2000-3                3
Airspeed Indicator               WL606AMA10               2
Respaced Inlet Guidevane Kit     808966                   2
Double Chamfer C-1 Blades        808231 or 845601        81

2. Stage 3 Compliance. Each Aircraft Kit, after Installation on an Aircraft meeting the Configuration Specification, will permit such Aircraft, with a maximum takeoff weight of up to 199,000 lbs. to comply with Stage 3 when operated at -15 thrust; such other Heavyweight Kits for -9 and -17 powered aircraft, as may be offered by Federal, shall similarly permit an Aircraft to comply with Stage 3 at the certified Kit weight combinations.

3. Performance. The Aircraft described in Exhibit C, with an aircraft Kit properly installed, will not suffer a reduction in operating performance as a result of the Installation of such Aircraft Kit with regard to thrust, N1 and N2 rotor speeds or exhaust gas temperature.

                  III.  HEAVYWEIGHT UPGRADE KIT SPECIFICATIONS

1. Major Components. (a) Each Heavyweight Upgrade Kit consists of the following major components:

            DESCRIPTION                  PART NUMBERS          QUANTITY
   -----------------------------    -----------------------    --------
   Airframe Kit                     B27-53-019                     2
                                    B27-53-025                     1
   Pylon Kit                        B27-54-016                     1
   Airspeed Indicator               WL606AMA10                     2
   Thrust Reverser Kit              24-1056-25                     3
                                    25-1000-1                      3
                                    23-1061-52                     3
                                    23-1061-54                     3
                                    23-1061-59                     3
                                    23-1061-66                     3
                                    23-1061-67                     3
                                    23-1118-1                      3
                                    25-1020-1                      3
                                    25-1021-1                      3
   Respaced Inlet Guidevane Kit     808966                         2
   Double Chamfer C-1 Blades        845431 or 845601              81
   Acoustic Tailpipes               24-1050-23/25/27 or 29         3
   Acoustic Tailpipe Extension      24-1056-25                     3

2. Stage 3 Compliance. Each Aircraft Kit, after Installation on an Aircraft meeting the Configuration Specification, will permit such Aircraft, with a maximum takeoff weight of up to 199,000 lbs. to comply with Stage 3 when operated at -15 thrust; such other Heavyweight Kits for -9 and -17 powered aircraft, as may be offered by Federal, shall similarly permit an Aircraft to comply with Stage 3 at the certified Kit weight combinations.

3. Performance. The Aircraft described in Exhibit C, with an aircraft Kit properly installed, will not suffer a reduction in operating performance as a result of the Installation of such Aircraft Kit with regard to thrust, N1 and N2 rotor speeds or exhaust gas temperature.

                                   Exhibit C

                                to that certain

                               Purchase Agreement

                                    between

                          Federal Express Corporation
                                  ("Federal")

                                      and

                           Postal Air, Inc. ("Buyer")

                             Dated October 22, 1992
          ------------------------------------------------------------

                       LIGHTWEIGHT KIT DELIVERY SCHEDULE

A. Not later than November 3, 1992, Buyer shall provide written notice to Federal of its choice of one delivery schedule from the two options listed below (1 or 2):

     1. Delivery schedule option 1:

              AIRCRAFT MODEL/          SCHEDULED
KIT NO.         ENGINE TYPE          DELIVERY DATE
- -------      -----------------     -----------------
  1          B727-100 / JT8D-7     November 17, 1992
  2          B727-100 / JT8D-7     November 17, 1992
  3          B727-100 / JT8D-7     December 2, 1992
  4          B727-100 / JT8D-7     December 2, 1992
  5          B727-100 / JT8D-7     December 2, 1992
  6          B727-200 / JT8D-9     March 1, 1993
  7          B727-200 / JT8D-9     March 1, 1993
  8          B727-200 / JT8D-7     March 1, 1993
  9          B727-200 / JT8D-9     April 1, 1993
 10          B727-200 / JT8D-7     April 1, 1993

     2. Delivery schedule option 2:

              AIRCRAFT MODEL/          SCHEDULED
KIT NO.         ENGINE TYPE          DELIVERY DATE
- -------      -----------------     -----------------
  1          B727-100 / JT8D-7     November 17, 1992
  2          B727-100 / JT8D-7     November 17, 1992
  3          B727-100 / JT8D-7     December 2, 1992
  4          B727-100 / JT8D-7     December 2, 1992
  5          B727-100 / JT8D-7     December 2, 1992
  6          B727-200 / JT8D-9     December 17, 1992
  7          B727-200 / JT8D-9     December 17, 1992
  8          B727-200 / JT8D-7     January 14, 1993
  9          B727-200 / JT8D-7     January 14, 1993
 10          B727-200 / JT8D-9     January 14, 1993

   If Delivery Schedule Option 2 is selected, Buyer agrees to return one shipset of exchange C-1 fan blades (as defined in Exhibit A) to Federal or its designee within 5 business days of each Kit delivery. Buyer acknowledges that Federal shall not be liable for any Kit delivery delays resulting from not receiving the above referenced blades within 5 business days.

B. Federal and Buyer agree to determine the Aircraft Serial Number for each Kit upon Agreement execution for Kits 1-5, and not later than Sixty (60) days prior to the delivery date established above for Kits 6-10. Buyer acknowledges its understanding that the normal FAA processing time for the aircraft flight manual supplement is 30-60 days and that Federal shall not be liable for delays resulting from not receiving the above referenced information at least 60 days prior to scheduled Kit delivery.

                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION



                                  Exhibit D

                               to that certain

                              Purchase Agreement

                                   between

                         Federal Express Corporation
                                 ("Federal")

                                     and

                          Postal Air, Inc. ("Buyer")

                            Dated October 22, 1992


          ----------------------------------------------------------


                     PURCHASE PRICE AND PAYMENT SCHEDULE


Notwithstanding anything in this Agreement to the contrary, the entire Purchase Price for any Kit must be paid not later than the Delivery Date of such Kit.

                              I. PURCHASE PRICE


The Purchase Price for the manufacture and delivery of Ten (10)
Lightweight Kits shall be: [BLACKOUT] for each B727-100 Lightweight Aircraft Kit and [BLACKOUT] for each B727-200 Lightweight Aircraft Kit if such Kits shall be delivered by May 31, 1993. In the event Buyer supplies Double Chamfer Cut C-1 Fan Blades for the three Engines on an Aircraft, Federal shall provide Buyer with a credit in the amount of [BLACKOUT] toward the Kit Purchase Price. If any Kit is scheduled for delivery after May 31, 1993, such Kit Price shall be adjusted according to the formula outlined in Exhibit E.

                      II.  PAYMENT AND DEPOSIT SCHEDULE

A. Within ten (10) days following execution of this Agreement, Buyer shall pay to Federal an initial non-refundable deposit of [BLACKOUT] per Kit and shall pay to Federal an additional non-refundable amount of [BLACKOUT] as an advance payment for Kits number One (1) through Five (5). Buyer shall also, within ten
(10) days following execution of this Agreement, establish an irrevocable letter of credit in a form acceptable to Federal, with Citibank N.A., Union Planters National Bank of Tennessee or another bank acceptable to Federal, whose short term credit rating shall be AA or higher, which letter of credit shall guarantee payment of [BLACKOUT] per Kit to Federal on Kits number Six (6) through Ten (10) in any event of default by Buyer.

                                                     BLACKED-OUT TEXT OMITTED
                                                       AND SEPARATELY FILED
                                                     WITH THE SECURITIES AND
                                                       EXCHANGE COMMISSION

B. All payments shall be made by wire transfer in immediately available U.S. funds to the account of Federal Express Corporation, account number 0710784, at Union Planters National Bank (ABA number 084000084).


                        III. OPTIONS ON ADDITIONAL KITS

Subject to Buyer taking delivery of the ten (10) Kits specified in Paragraph I above, Buyer shall have the option to purchase up to twelve (12) additional Aircraft Kits for Delivery between April 1, 1993 and December 31, 1996 for use on its aircraft, and subject to all other terms and conditions of this
Agreement.   Buyer shall provide Federal with a minimum of 180 days written notice of the date delivery of each Kit is requested. Federal shall make best efforts to deliver the requested number of Kits in the requested month but shall not be obligated to provide more than Two (2) Kits in any given month.
The Purchase Price of these Kits shall be [BLACKOUT] for each B727-100 Lightweight Kit, [BLACKOUT] for each B727-200 Lightweight Kit and [BLACKOUT] Dollars U.S. [BLACKOUT] for each B727-200 Heavyweight Kit. These prices shall be escalated for Kits delivered after August 31, 1993 according to the Price Adjustment Formula in Exhibit F. In the event Buyer supplies Double Chamfer Cut C-1 Fan Blades for the three Engines on an Aircraft with regard to Option Kits, Federal shall provide Buyer with a credit in the amount of [BLACKOUT] toward the Option Kit Purchase Price. Heavyweight Kits shall not be available for delivery before July 1, 1993.


                          IV. HEAVYWEIGHT UPGRADE KITS

Between July 1, 1994 and December 31, 1996, Buyer shall have the option to purchase from Federal shipset kits of components to allow the upgrade of its B727-200 Lightweight Aircraft Kits to Heavyweight Kits, as available from Federal. The Purchase Price of such upgrade Kits shall be [BLACKOUT]. Federal shall issue Buyer a [BLACKOUT] credit toward the Purchase Price of each Heavyweight Upgrade Kit if Buyer provides Boeing acoustical inlets and returns to Federal in serviceable condition the Burbank Acoustical inlets furnished with the Lightweight Aircraft Kit. Buyer shall provide Federal with at least 270 days written notice of the desired Delivery Date of each Heavyweight Upgrade Kit and shall pay Federal a non-refundable deposit of [BLACKOUT] for each Heavyweight Upgrade Kit so ordered. The Purchase Prices of Heavyweight Upgrade Kits described in this Paragraph shall be subject to adjustment according to the formula in Exhibit F.

                                  Exhibit E

                               to that certain

                              Purchase Agreement

                                   between

                         Federal Express Corporation
                                 ("Federal")

                                     and

                          Postal Air, Inc. ("Buyer")

                            Dated October 22, 1992

            _________________________________________________________

                  DATA, MANUALS AND TECHNICAL DOCUMENTATION

1. General. Federal shall furnish to Buyer the data, manuals and technical documentation described in this Exhibit E in the quantities and media specified, delivered to the indicated addressee. Unless otherwise specified herein, such Data shall be furnished by Federal at no additional charge to Buyer. All Data shall be in the English language and units of measurement, except as otherwise specified.

2. Revisions. Federal shall provide Buyer with Data revision service as necessary for the operation and maintenance of the Kits, in the quantities and format specified in this Exhibit, for so long as Buyer owns any aircraft with a Kit installed. Federal shall also provide Buyer with revisions pertaining to such matters as FAA-required changes, in-service experience, and changes involving safety for as long as Buyer owns any aircraft with a Kit installed.

3. Buyer Addressee. All Data furnished by Federal hereunder, unless Buyer notifies Federal otherwise, shall be shipped to:

               Postal Air, Inc.
               Attn: 2967 Airfield Drive
               DFW Airport, TX 75261

                              DATA AND DOCUMENTS

                                      Delivery
Item  Description/Document No.        Schedule    Quantity        Format
- ----  ------------------------        --------    --------        ------
 1    Aircraft Flight Manual             B           1          Print 1 side
      Supplement

 2    Stage 3 Kit Installation           A           1          Print 1 side
      Manual 727S307LW

 3    Aviation Equipment Overhaul        A           1          Print 1 side
      Manuals 727-23-2 & 727-23-5

 4    Pylon Installation Drawings        A           1          Print 1 side
      B727-54-003
      Thrust Reverser Harness            A           1          Print 1 side
      Drawing (#B27-78-001-12)

 5    Supplemental Type Certificate      A           1          Print 1 side



Note:  Parts Catalog information is included in Item No. 2


Delivery Schedule

Code        Meaning
- ----        -------
 A          Concurrent with delivery of each Kit.
 B          Concurrent with delivery of each Kit, or within 60 days of receipt of Aircraft Serial Number, whichever is later.

                                   EXHIBIT F

                                to that certain

                               Purchase Agreement

                                    between

                          Federal Express Corporation
                                  ("Federal")

                                      and

                           Postal Air, Inc. ("Buyer")

                             Dated October 22, 1992



                   ------------------------------------------


                       PURCHASE PRICE ESCALATION FORMULA


Kit Purchase Prices as agreed upon by the parties in this agreement will be calculated in accordance with the formula set forth below:

        P         =  [(P      - P   )  x  (CPI        CPI  )  ] + P
         i              base     pw1          Del    /    base      pw2


Where   P         =  Kit Purchase Price (rounded to the nearest whole number)
         i


        P         =  Base Kit price (September 1992 dollars)
         base

        P         =  Pratt & Whitney (PW) Commercial Parts Support
         pw1         Price List prices as of September 1, 1992 for PW
                     parts included in the kit.


        P         =  Pratt & Whitney (PW) Commercial Parts support Price List
         pw2         as of the date of scheduled Delivery for
                     PW parts included in the kit.


       CPI        =  U.S. Government Consumer Price Index for all Urban Areas
          base       as of September, 1992.

       CPI        =  U.S. Government Consumer Price Index for all Urban Areas
          Del        as of Kit Delivery Date.


If the U.S. Department of Labor, by footnote, appendix or by any method, discontinues or revises any of the data referred to above (not including benchmark adjustments) or revises the methodology of obtaining them, Buyer and Federal shall mutually agree upon a substitute for the revised or discontinued data. Said substitute is to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data had it not been revised or discontinued. If escalation provisions are made nonenforceable or otherwise rendered null and void by law or by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to adjust equitably the purchase price of each Kit to reflect an allowance for increases in labor and materials costs occurring since September 1, 1992 to the date of Delivery for such Kit.

Index values used at the time of Delivery are not subject to later adjustment.



                                  Page 2 of 2